Dear Fellow Shareholders:

For the six months ended March 31, 2003, the IPO Plus Fund's total return was -8.38%, compared with 5.02% for the S&P 500 and 1.39% for the Russell 2000.

While equity investors have recently faced a rocky road, we believe that a turnaround may be in the making. Over the last three years, developments have been bleak: loss of wealth in the stock market, the 9/11 terrorist attack, tensions surrounding the buildup to war in Iraq, and a floundering economy. However, the war is now largely over with the US and Great Britain achieving a great victory, the Bush administration is turning its attention to restoring a growing economy through a tax cut and monetary growth, and inflation is still under control.

We believe that these recent positive developments - long in coming
- are the groundwork for a major change in investor and corporate psychology. With a more positive frame of mind, corporate executives are more willing to take risks and invest in the growth of their businesses. And, over time, investors will be more willing to take risks and invest in growth equities.

Although the buildup to the Iraq war and the actual fighting virtually shut down the IPO and secondary equities markets, we are now seeing signs of life. Companies have begun raising equity again and IPOs are starting to schedule their offerings.

There are a number of high profile companies poised to do offerings. These include Time Warner Cable, Converse and NetGear. Other companies on the horizon are DigitalNet Holdings, Ipass, and Accpac International, all technology companies. We also find encouraging the return of technology companies, because that means that corporate America is renewing its investment in the future.

Thank you for being an IPO+ Fund shareholder.

Sincerely,


Renaissance Capital
April 22, 2003


Past performance is no guarantee of future results. Investment return and principal value will vary. Investors' shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The IPO Fund made no distributions during the period under review.

Renaissance IPO Plus Aftermarket Fund
Portfolio of Investments
As of March 31, 2003 (unaudited)
			 			Shares 		Value

Common Stock	71.5%

Commercial Services	5.2%
Weight Watchers International, Inc.*		15,000 		$690,750


Computer Services/Technology	8.7%
Anteon International Corp.*			23,000 		 516,350
Infineon Technologies AG*			20,000 		 134,000
Seagate Technology*			 	50,000 		 516,000
					 		       1,166,350

Defense-Aerospace	7.4%
ManTech International Corp., Class A*		27,000 		 400,113
SRA International, Inc., Class A*		25,000 		 592,500
						 	         992,613

Financial Services	8.6%
Chicago Mercantile Exchange			10,500 		 505,575
Endurance Specialty Holdings Ltd.*		15,000 		 362,850
Montpelier Re Holdings Ltd.*			10,000 		 282,000
					 		       1,150,425

Food/Beverages-Miscellaneous	1.2%
Peet's Coffee & Tea, Inc.*			10,000 		 165,800

Health-Instruments	3.1%
Alcon, Inc.*			 		10,000 		 410,200

Health-Services	6.6%
VCA Antech, Inc.*			 	37,000 		 572,390
WellChoice, Inc.			 	15,000 		 316,650
					 			 889,040

Media/Entertainment	10.1%
Fox Entertainment Group, Inc.*			25,000 		 666,750
Radio One, Inc., Class A*			25,000 		 331,000
Regal Entertainment Group			20,000 		 359,000
					 		       1,356,750

Retail 	6.9%
Abercrombie & Fitch Co., Class A*		15,000 		 450,450
PETCO Animal Supplies, Inc.*			25,000 		 471,250
					 		         921,700

(continued)
			 			Shares 		Value

Telecom Cellular	4.2%
AT&T Wireless Services, Inc.*			85,000 		$561,000

Transportation Services	9.5%
JetBlue Airways Corp.*			 	21,000 		 581,910
United Parcel Service, Inc., Class B*		12,000 		 684,000
					 		       1,265,910

Total Common Stocks  (Cost $9,667,465)			       9,570,538

Short-term Investments
Money Market Fiduciary	25.3%
        (Cost $3,387,495)				       3,387,495

Total Investments
     (Cost $13,054,960) (a)	96.8%			      12,958,033

Total Short Sales
     (Proceeds $418,528)	(3.0)%			        (396,550)

Other Assets and Liabilities (Net)	6.2%			 828,898
Net Assets	100.0%				  	     $13,390,381


Schedule of Short Sales	(3.0)%
Overture Services, Inc*			 15,000 		 227,550
Verint Systems, Inc*			 10,000 		 169,000
     (Proceeds $418,528)			   		$396,550


* Non-income producing
(a) The cost for federal income tax purposes was $13,072,729. At March 31, 2003, net unrealized depreciation for all securities (excluding securities sold short) based on tax cost was $114,696. This consists of aggregate gross unrealizedappreciation of $504,219 and aggregate gross unrealized depreciation of $618,915.

Statement of Assets and Liabilities
As of March 31, 2003
(unaudited)


Assets
Investment Securities, at Value (cost $13,054,960)		       $12,958,033
Deposits from Brokers for Securities Sold Short				   794,770
Receivable for Investments Sold						   144,501
Receivable from Adviser - Note B					     9,505
Organizational Costs - Note A						     2,461
Interest and Dividends Receivable				               856
Other Assets							            16,032
Total Assets							        13,926,158

Liabilities
Securities Sold Short, at Value (proceeds $418,528)		           396,550
Payable for Investments Purchased					    51,900
Payable for Fund Shares Redeemed					    14,272
Payable for Administrative Fees - Note C				     5,521
Payable for Shareholder Services Fees - Note D			             5,343
Payable for Distribution Fees - Note D					     2,803
Accrued Expenses							    59,388
Total Liabilities							   535,777

Net Assets							       $13,390,381

Net Assets Consist of:
Paid-in-Capital							      $100,305,388
Accumulated Net Realized Loss on Investments			       (86,840,058)
Net Unrealized Appreciation (Depreciation) on:
   Investment Securities						   (96,927)
   Short Sales						                    21,978
Net Assets							       $13,390,381

Net Asset Value, Offering and Redemption Price Per Share
   ($13,390,381 /1,976,282, shares of beneficial interest,
   without par value, unlimited number of shares authorized)		     $6.78

See Notes to Financial Statements


Statement of Operations
For the Six Months Ended March 31, 2003
(unaudited)

Investment Income
Dividend							    $26,447
Interest							      9,732
Other Income								191
Total Investment Income						     36,370

Expenses
Investment Adviser - Note B
	Basic Fees					$108,290
	Less: Fees Waived				(126,189)   (17,899)
Transfer Agent Fees and Expenses				      8,950
Administration Fees - Note C					     38,099
Distribution Fees - Note D					     18,048
Shareholder Services Fees - Note D				     18,048
Shareholder Reports						     13,125
Legal Fees							     12,428
Trustees' Fees - Note E						     11,101
Federal and State Registration					      9,998
Auditing Fees							      6,178
Custody Fees							      5,780
Amortization of Organizational Costs - Note A			      2,448
Other Expenses							      4,179
Net Expenses							    180,483
Net Investment Loss						   (144,113)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on:
	Investment Securities					 (2,178,085)
	Short Sales						   (227,403)
Net Realized Loss on Investments				 (2,405,488)
Net Change in Unrealized Appreciation (Depreciation)
	during the period on:
	Investment Securities					  1,351,780
	Short Sales						   (101,864)
Net Change in Unrealized Appreciation on Investments		  1,249,916
Net Realized and Unrealized Loss on Investments			 (1,155,572)

Net Decrease in Net Assets Resulting from Operations		$(1,299,685)

See Notes to Financial Statements

Statement of Changes in Net Assets

					Six Months 	  Year
					Ended		  Ended
					March 31, 2003	  September 30,
					(unaudited)	  2002

Decrease in Net Assets from Operations
Net Investment Loss			$(144,113)	$(377,192)
Net Realized Loss on Investments       (2,405,488)     (5,414,114)
Net Change in Unrealized Appreciation
	(Depreciation) on Investments	1,249,916 	3,591,032
Net Decrease in Net Assets
	Resulting from Operations      (1,299,685)     (2,200,274)

Fund Share Transactions
Proceeds from Shares Sold		  305,934 	1,047,744
Cost of Shares Redeemed		       (1,486,805)     (6,014,629)
Net Decrease from Fund Share
	Transactions		       (1,180,871)     (4,966,885)
Total Decrease in Net Assets	       (2,480,556)     (7,167,159)

Net Assets
Beginning of Period		       15,870,937      23,038,096
End of Period			      $13,390,381     $15,870,937

Decrease in Fund Shares Issued
Number of Shares Sold			   43,863 	  124,697
Number of Shares Redeemed		 (212,950)       (733,604)
Net Decrease in Fund Shares		 (169,087)	 (608,907)

See Notes to Financial Statements



Financial Highlights
For a Share Outstanding Throughout Each Period

			 Six Months					   Dec. 19,
			 Ended						   1997+
			 March 31, 					   Through
			 2003		Year Ended September 30, 	   Sept. 30,
			 (unaudited)    2002	  2001	  2000      1999   1998
Net Asset Value,
  Beginning of
  Period		  $7.40	       $8.36	 $30.48	  $18.58   $11.19   $12.50

Income from
  Investment Operations
Net Investment Loss	  (0.07)       (0.18)	  (0.32)   (0.24)   (0.16)   (0.08)
Net Realized and
 Unrealized
 Gain / (Loss)		  (0.55)       (0.78)	 (21.80)   12.14     7.55    (1.23)

Total from Investment
  Operations		  (0.62)       (0.96)	 (22.12)   11.90     7.39    (1.31)
Net Asset Value,
  End of Period		  $6.78        $7.40 	  $8.36   $30.48   $18.58    $11.19

Total Return		  (8.38)%**   (11.48)%   (72.57)%  64.05%   66.04%   (10.48)%**

Ratios and Supplemental Data
Net Assets,
  End of Period
  (in Thousands)	  $13,390      $15,871 	 $23,038   $117,981  $15,422  $7,288
Ratio of Expenses
  to Average
  Net Assets		    2.50%*	 2.50%	   2.50%      2.50%    2.50%   2.50%*
Ratio of Net
  Investment Loss
  to Average
  Net Assets	        (2.00)%*    (1.89)%    (1.76)%  (0.87)%  (1.17)% (0.96)%*
Ratio of Expenses
  to Average
  Net Assets
  (excluding waivers)	    4.25%*	 3.79%	   2.93%      2.50%    3.41%   4.54%
Ratio of Net
  Investment Loss
  to Average Net Assets
  (excluding waivers)	 (3.75)%*    (3.18)%  (2.19)%   (0.87)%  (2.08)% (2.99)%*
Portfolio Turnover Rate	78.28%**  263.74%  69.17%  67.54%  145.78%  71.26%**


+ Commencement of Operations
 * Annualized
 ** Not Annualized

See Notes to Financial Statements

Notes to Financial Statements

March 31, 2003
(undaudited)

The IPO Plus Aftermarket Fund ("IPO+ Fund") is a series of Renaissance Capital Greenwich Funds (Renaissance Capital Funds), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are followed by the IPO+ Fund in the preparation of its financial statements. Accounting principles generally accepted in the United
States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO+ Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

For the year ended September 30, 2002, the IPO+ Fund had a federal income tax capital loss carry forward of $80,305,285. Federal income tax carry forwards expire as follows: $37,194 expiring in 2006, $13,135,817 expiring in 2008, $65,326,226 expiring in 2009 and $1,806,048 expiring in 2010.
To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.

As of September 30, 2002, the Fund had $4,067,411 of post-October capital losses which are deferred, for tax purposes, to the fiscal year ending September 30, 2003. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of March 31, 2003 the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses
$(86,822,289)

Net unrealized appreciation (depreciation) on investments
$(92,718)

Total accumulated earnings (deficit)
$(86,915,007)



Notes to Financial Statements

 (continued)

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences resulted in reclassification for the six months ended March 31, 2003 as follows: a decrease in paid-in-capital of $114,133 and a decrease in undistributed net investment loss of $114,133.

4. ORGANIZATIONAL COSTS: Costs incurred by the IPO+ Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

5. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO+ Fund in order to limit Total Fund Operating Expenses to 2.50%. During the six months ended March 31, 2003, Renaissance Capital deferred fees of $126,189. These deferrals are subject to later recapture by Renaissance Capital for a period of three years.
Total deferrals subject to recapture by Renaissance Capital are $601,373.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), the Administrator generally supervised certain operations of the IPO+ Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a fee on the value of the IPO+ Fund computed daily and payable monthly, at the annual rate of eighteen one-hundredths of one percent (0.18%) on the first $50 million of average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum of $65,000 plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO+ Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO+ Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees

Notes to Financial Statements

 (continued)

amounted to $213 for the six months ended March 31, 2003, representing 0.003% of average net assets.

E. TRUSTEES' FEES: Trustees' fees are $4,000 per year plus $500 for each meeting attended.

F. PURCHASES AND SALES: For the six months ended March 31, 2003, the IPO+ Fund made purchases of approximately $9,422,352 and sales of approximately $11,515,497 of investment securities other than long-term U.S. Government and short-term securities.

G. SHORT SALES AND SEGREGATED CASH: Short sales are transactions in which the IPO+ Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the IPO+ Fund must borrow the security to deliver to the buyer upon the short sale; the IPO+ Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The IPO+ Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the IPO+ Fund replaces the borrowed security. The IPO+ Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The IPO+ Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The IPO+ Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the IPO+ Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the IPO+ Fund as collateral while the short sale is outstanding.

H. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.